UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 25, 2007

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania	19102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2007, the Executive Compensation and Human Resources Committee of Pennsylvania Real Estate Investment Trust (the “Trust”) adopted Amendment No. 1 to the Trust’s 2006 – 2008 Restricted Share Unit Program and Amendment No. 1 to the Trust’s 2007-2009 Restricted Share Unit Program. Capitalized terms used but not defined in this report have the meanings ascribed to them in the applicable program. The following is a description of the amendments that were adopted for each program:

•

The definition of total return to shareholders was amended to clarify that the members of the MSCI US REIT Index include only those members that were members at the beginning of the Measurement Period and that remain publicly held as of the last day of the Measurement Period.

•

The provisions governing forfeiture of restricted share units upon termination of a Participant’s employment were amended to provide that (a) if any Participant terminates his or her employment for Good Reason, has his or her employment terminated by the Trust for reasons other than for Cause, incurs a Disability Termination or dies, the Participant or his or her beneficiaries will remain eligible to receive Shares under the Program as if his or her employment had not terminated and (b) a termination of a Participant’s employment for any reason other than those set forth in clause (a) results in the Participant’s forfeiture of all restricted share units granted to the Participant under the program.

•	Appendix A to each program, which contains examples of how the number of shares that a Participant may receive is calculated, was amended to conform with each of the foregoing changes.

The form of award agreement for each program was amended consistent with the amendments described above.

A copy of Amendment No. 1 to the Pennsylvania Real Estate Investment Trust 2006 – 2008 Restricted Share Unit Program and Amendment No. 1 to the Pennsylvania Real Estate Investment Trust 2007 – 2009 Restricted Share Unit Program are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this report. The form of amendment to the forms of award agreement for each program is filed as Exhibit 10.3 to this report.

Item 9.01	Financial Statements and Exhibits

(d)

10.1	Amendment No. 1 to the Pennsylvania Real Estate Investment Trust 2006 – 2008 Restricted Share Unit Program.

10.2	Amendment No. 1 to the Pennsylvania Real Estate Investment Trust 2007 – 2009 Restricted Share Unit Program.

10.3	Form of Amendment to Restricted Share Units and Dividend Equivalent Rights Award Agreement under Pennsylvania Real Estate Investment Trust’s 2006 – 2008 and 2007 – 2009 Restricted Share Unit Programs.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: July 31, 2007	By:	/s/ Bruce Goldman
Bruce Goldman
Executive Vice President and General Counsel